UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

July 26, 2011

TNP Strategic Retail Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-54376	90-0413866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Main Street, Suite 700

Irvine, California 92614

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 833-8252

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on June 18, 2011, TNP Strategic Retail Trust, Inc. (the “Company”), through TNP SRT Topaz Marketplace, LLC, its indirect wholly owned subsidiary (“TNP SRT Topaz”), entered into an Assignment and Assumption Agreement with an affiliate of the Company whereby TNP SRT Topaz assumed the Real Estate Purchase Agreement and Escrow Instructions, dated April 29, 2011 (as amended, the “Purchase Agreement”), relating to the acquisition of a multitenant retail property located in Hesperia, California commonly known as the Topaz Marketplace (the “Topaz Property”) from Hesperia – Main Street, LLC, a third party seller (the “Seller”).

On July 26, 2011, TNP SRT Topaz and the Seller entered into the third amendment to the Purchase Agreement (the “Third Amendment”). The Third Amendment extends the outside date for the closing of the acquisition of the Topaz Property from August 1, 2011 to August 31, 2011.

The acquisition of the Topaz Property is subject to substantial conditions to closing, including: (1) the sale of a sufficient number of shares of the Company’s common stock in the Company’s public offering to fund a portion of the purchase price for the Topaz Property; (2) the Company’s ability to obtain appropriate financing for the acquisition of the Topaz Property on acceptable terms; and (3) the absence of a material adverse change to the Topaz Property prior to the date of the acquisition. There is no assurance that the Company will close the acquisition of the Topaz Property on the terms described above or at all.

Item 7.01	Regulation FD Disclosure.

On July 26, 2011, the Company distributed a press release announcing the completion of the acquisition of a retail property located in Chester, South Carolina from an affiliate of the Company’s sponsor, Thompson National Properties, LLC. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

On July 27, 2011, the Company distributed a business update letter to its stockholders. The full text of the letter is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

99.1	Press Release, dated July 26, 2011

99.2	TNP Strategic Retail Trust, Inc. letter to stockholders dated July 27, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNP STRATEGIC RETAIL TRUST, INC.

Date: August 1, 2011	By:	/s/ Jack R. Maurer
Jack R. Maurer
President

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated July 26, 2011

99.2	TNP Strategic Retail Trust, Inc. letter to stockholders dated July 27, 2011